UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2024 (June 18, 2024)

VIEWBIX INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-15746

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

11 Derech Menachem Begin Street, Ramat Gan, Israel	5268104
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: +972 9-774-1505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a direct financial obligation or an obligations under an off-balance sheet arrangement

Credit Facility

On June 18, 2024, Viewbix Inc. (the “Company”) entered into a facility agreement (the “Facility Agreement”) for a $1 million (the “Facility Loan Amount”) credit facility (the “Credit Facility”) with certain lenders set forth therein (the “Lenders”). In addition to the Facility Loan Amount, the Facility Agreement contemplates the inclusion of an additional $530,657 of outstanding debt owed by the Company to the Lenders (the “Prior Loan Amount”, and together with the Facility Loan Amount, the “Loan Amount”), which Prior Loan Amount is entitled to certain rights under the Credit Facility.

The term (the “Term”) of the Credit Facility expires 12 months following the effectiveness of an uplisting of the Company’s shares of common stock, par value $0.0001 per share (the “common stock”) to a national securities exchange (the “Uplist”). The Facility Agreement sets forth a drawdown schedule as follows: (i) an aggregate of $350,000 drawn down on the date of the Facility Agreement, (ii) an aggregate of $150,000 drawn down upon the filing of the Facility Registration Statement (as defined below) and (iii) an aggregate of $500,000 drawn down upon the effectiveness of the Uplist.

The Credit Facility will accrue interest at a rate of 12% per annum, and the Company will also pay such interest on the Prior Loan Amount”, which is equal to $183,679 (the “Interest”). The Interest shall be payable in (i) shares of common stock at a conversion rate of $0.25 for each U.S. dollar of Interest accrued on the respective Loan Amount, equal to an aggregate of 734,715 shares of common stock (the “Facility Shares”) and (b) a warrant to purchase a number of shares of common stock equal to the Facility Shares, in the form attached hereto as Exhibit 10.2 (each a “Facility Warrant”).

Immediately following the effectiveness of the Uplist, (i) $662,957 of the Loan Amount will convert into shares of common stock at a conversion rate equal to $0.25 per share of common stock (the “Convertible Stock”) and (ii) the Company will issue a Facility Warrant to purchase a number of shares of common stock equal to the Convertible Stock with an exercise price of $0.25 per Share ((i) and (ii), collectively a “Conversion Unit”). Such portion of the Loan Amount that is not converted into a Conversion Unit will remain outstanding and will not convert following the Uplist. For the duration of the Term of the Credit Facility, the lenders may elect to convert such unconverted portion of the Loan Amount into additional Conversion Units or, upon the expiration of the Term, such unconverted portion of the Loan Amount will be repaid in accordance with the terms of the Facility Agreement. The Facility Warrants are exercisable upon issuance at an exercise price of $0.25 per share of common stock, subject to certain beneficial ownership limitations and price adjustments set forth therein, and will have a three-year term from the issuance date.

In addition and in connection with the Credit Facility, the Company agreed to pay L.I.A. Pure Capital Ltd. (the “Lead Lender”) a commission consisting of (i) 200,000 shares of common stock, (ii) a warrant to purchase 200,000 Shares with an exercise price of $0.25 per share of common stock, subject to beneficial ownership limitations and adjustments, in accordance with the form attached hereto as Exhibit 10.3 (the “Lead Lender Warrant”) and (iii) a Facility Warrant to purchase 2,500,000 shares of common stock with an exercise price of $1.00 per share of common stock.

The Lead Lender Warrant is subject to certain beneficial ownership limitations, adjustments and certain anti-dilution protections set forth therein, and will have a three-year term from the issuance date.

The Company undertook to file a registration statement (the “Facility Registration Statement”) with the SEC within thirty (30) days of the date of the Facility Agreement to register, inter alia, the resale by the Lenders of shares of common stock underlying the Credit Facility and the Facility Warrants.

The securities described herein have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from the registration requirements. This Report shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the shares of common stock or warrants in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Copies of the Facility Agreement, the Facility Warrants and the Lead Lender Warrant are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Report and are incorporated by reference herein. The foregoing summaries of such documents are subject to, and qualified in their entirety by reference to, such exhibits.

Forward Looking Statements

This Current Report on Form 8-K contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward looking statements are not guaranteed to occur and may not occur for various reasons, including some reasons which are beyond the Company’s control. For example, this Report refers to a potential uplisting of the Company’s Shares to a national securities exchange. In fact, such uplisting is subject to various conditions and contingencies. If these conditions are not satisfied or the specified contingencies do not occur, the uplisting may not occur. For this reason, among others, you should not place undue reliance upon the Company’s forward looking statements. Except as required by law, the Company undertakes no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this Current Report.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 and Item 2.03 of this Current Report on Form 8-K regarding the unregistered securities described herein is incorporated herein by reference.

(d) Exhibits

10.1	Form of Facility Agreement, dated June 18, 2024
10.2	Form of Facility Warrants
10.3	Form of Lead Lender Warrant
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viewbix Inc.

By:	/s/ Amihay Hadad
Name:	Amihay Hadad
Title:	Chief Executive Officer

Date: June 20, 2024